Exhibit 99.2

InferX Corporation
Proforma Unaudited Consolidated Financial Statements

The following unaudited proforma financial statements for InferX Corporation (“The Company”) have been prepared to illustrate the acquisition of The Irus Group, Inc. (“Irus”) in a merger transaction and are based on estimates and assumptions set forth herein and in the notes to such proforma statements.

On June 15, 2009 InferX entered into an amended and restated merger agreement, with Irus, under which it effected a reverse triangular merger between Irus and InferX’s wholly-owned subsidiary, Irus Acquisition Corp. (the Merger”). On October 27, 2009, the Company and Irus completed the Merger. As consideration for the Merger, InferX issued 9,089,768 shares of InferX’s common stock, par value $.0001 per share (the “Common Stock”) and 1,000,000 shares of preferred stock, par value $.0001 per share (the “Preferred Stock”), to the sole shareholder of Irus. As a result, Common Stock was credited for $909 and Preferred Stock was credited for $100. The $15 Common Stock of Irus was eliminated.

In connection with the merger InferX issued of 233,740 shares of common stock in connection with the conversion of A and B warrants into common shares. In addition, InferX issues 1,895,000 shares of common stock in connection with the conversion of $304,488 of notes payable into common stock.

The following proforma condensed consolidated statements of operations for the nine months ended September 30, 2009 and the year ended December 31, 2008 reflects the financial results of the Company and Irus as if the acquisition had occurred on January 1, 2008.

InferX Corporation
Proforma Unaudited Consolidated Financial Statements

The unaudited proforma financial information combines the historical financial information of the Company and Irus for the nine months ended September 30, 2009 and the year ended December 31, 2008.  The unaudited proforma balance sheet assumes the acquisition was completed on that date.  The unaudited proforma statements of operations give effect to the merger and acquisitions as if the merger and acquisition had been completed on January 1, 2008. These unaudited proforma financial statements are based upon and should be read in conjunction with InferX’s audited financial statements as of and for the year ended December 31, 2008, InferX’s unaudited financial statements for the nine months ended September 30, 2009, Irus’s unaudited financial statements for the year ended December 31, 2008 and Irus’s unaudited financial statements for the nine months ended September 30, 2009.

These unaudited proforma financial statements and the notes thereto contain forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. They do not purport to indicate the results that would have actually been obtained had the merger and acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future.  The accounting adjustments reflected in these unaudited proforma consolidated financial statements included herein are preliminary and are subject to change.

InferX Corporation
Notes To Unaudited Proforma Consolidated Financial Statements
For the Year Ended December 31, 2008 and the Nine Months Ended September 30, 2009

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The transaction is being accounted for as a reverse acquisition. InferX is the acquirer for accounting purposes. Accordingly, InferX’s historical financial statements for periods prior to the acquisition have been retroactively restated for the equivalent number of shares issued in the transaction. The accumulated deficit of Irus has been eliminated. Operations prior to the transaction ate those of both InferX and Irus. Earnings per share for the period prior to the transaction are restated to reflect the equivalent number of shares outstanding.

NOTE B – ADJUSTMENT

(A)	– To record the issuance of 9,089,768 common shares and 1,000,000 preferred shares to the shareholders of Irus in exchange for 100% of their shares in Irus.

(B)
– To reflect the cancellation of the 15 common shares of Irus as a result of the acquisition. Also, to reflect the elimination of the additional paid-in capital balance of $80,085 and the retained earnings (deficit) of $415,228 that were recorded on the financial statements of Irus at September 30, 2009.

(C)	– To record the conversion of $304,488 in convertible notes payable into 1,895,000 shares of common stock.

(D)	– To record the conversion of 116,870 A warrants and 116,870 B warrants into 233,740 shares of common stock

The following table reflects the changes to the common stock balance as a result of the merger and the conversion of the A and B warrants and notes payable into common stock:

Common shares outstanding at September 30, 2009	886,926
Common shares issued in the merger	9,089,768
Common shares issued for conversion of warrants	233,940
Common shares issued for conversion of notes payable	1,895,000
Total common shares	12,105,634

INFERX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2009 (UNAUDITED)

ASSETS

	InferX	Irus	Adjustments		Consolidated

CURRENT ASSETS
Cash	$13,829	$45,056			$58,885
Accounts receivable, net		1,032,847			1,032,847
Other current assets		30,064			30,064
Total current assets	13,829	1,107,967	-		1,121,796

Fixed assets, net of depreciation	24,398	35,441			59,839

Other Asset
Security deposit		6,000			6,000
Note receivable		18,255			18,255
Computer software development costs, net of amortization	83,728				83,728
Total other asset	83,728	24,255	-		107,983

TOTAL ASSETS	$121,955	$1,167,663	-		$1,289,618

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,748,051	$1,122,791			$2,870,842
Line of credit	-	380,000			380,000
Liability for stock to be issued	127,000				127,000
Current portion of notes payable, net of debt discount of $85,928	304,488		$(304,488)	C	0
Total current liabilities	2,179,539	1,502,791	(304,488)		3,377,842

Long-term Liabilities
Notes payable, net of current portion, net of debt discount of $1,059	341,461				341,461

TOTAL LIABILITIES	2,521,000	1,502,791	(304,488)		3,719,303

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, par value $0.0001 per share, 10,000,000 shares authorized	-		100	A	100

Common stock, par value $0.0001 per share, 400,000,000 shares authorized	89	15	909	A	1,210
			(15)	B
			189	C
			23	D
Additional paid-in capital	4,950,377	80,085	(336,137)	A	4,918,516
			(80,085)	B
			304,299	C
			(23)	D
Retained earnings (defict)	(7,349,511)	(415,228)	415,228	B	(7,349,511)
Total stockholders' equity (deficit)	(2,399,045)	(335,128)	304,488		(2,429,685)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$121,955	$1,167,663	$-		$1,289,618

INFERX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	InferX	Irus	Adjustments	Consolidated

REVENUE	$-	$5,636,895		$5,636,895

COST OF REVENUES
Direct labor and other finges	-	680,326		680,326
Subcontractor	-	3,392,133		3,392,133
Other direct costs	-	187,778		187,778
Amortization of computer software development costs	56,521			56,521
Total costs of revenues	56,521	4,260,237		4,316,758

GROSS PROFIT (LOSS)	(56,521)	1,376,658	-	1,320,137

OPERATING EXPENSES
Indirect and overhead labor and fringes	199,254	493,905		693,159
Professional fees	65,979	61,830		127,809
Advertising and promotion		9,461		9,461
Travel related costs	5,481			5,481
Business development		34,823		34,823
Bad debts		4,264		4,264
Rent	500	67,090		67,590
General and administrative	95,780	128,106		223,886
Stock issued for services	-			-
Stock based compensation	-			-
Depreciation	7,180	26,309		33,489
Total operating expenses	374,174	825,788	-	1,199,962

NET INCOME (LOSS) FROM OPERATIONS BEFORE OTHER EXPENSE AND
PROVISION FOR INCOME TAXES	(430,695)	550,870	-	120,175

OTHER EXPENSE
Interest expense, net of interest income	117,181	16,381		133,562

NET INCOME (LOSS) FROM OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(547,876)	534,489	-	(13,387)

Provision for income taxes	-	-	-	-

NET INCOME (LOSS) APPLICABLE TO SHARES	$(547,876)	$534,489	$-	$(13,387)

NET INCOME (LOSS) PER BASIC AND DILUTED SHARES	$(0.05)	$0.36		$(0.00

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	12,105,634	1,500,000		12,105,634